UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 6, 2004


                               CUBIC ENERGY, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Texas                          0-9355                    87-0352095
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

                      9870 Plano Road
                       Dallas, Texas                                  75238
      (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (972) 686-0369


                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

         Cubic Energy, Inc. (the "Company") closed a Securities Purchase Agreement and issued $2,585,000 in principal amount of 7% Senior Secured Convertible Debentures (the "Debentures") to a group of institutional and high net worth investors on October 6, 2004, to be effective as of September 30, 2004. None of the investors have a material relation ship with the Company or any of its affiliates other than the transactions entered into in connection with the sale of the Debentures. Proceeds from the sale of the Debentures will be used to acquire a 25% interest in the Kraemer 24 #1 well located in the Bethany-Longstreet play of Northern Louisiana and the development of the Bethany-Longstreet play, including spudding two additional wells, which is anticipated to occur before the end of the year. The Debentures are secured by the collateral set forth in the Deed of Trust, Security Agreement, Assignment of Production and Fixture Filing attached hereto as Exhibit 10.5.

         The Debentures pay an annual interest rate of 7% and are convertible into shares of the Company's common stock, $0.05 par value per share (the "Common Stock"), at a price of $0.50 per share. The Company has the option to pay the interest on the Debentures in Common Stock. The investors also received warrants to purchase an additional 2,585,000 shares of Common Stock with an exercise price of $1.00 per share (the "Warrants"). The Company and the investors entered into a Registration Rights Agreement, whereby the Company has agreed to register the shares convertible under the Debentures and exercisable under the Warrants.

         The Debentures and Warrants were issued by the Company in reliance upon an exemption from registration set forth in Section 4(2) of the Securities Act of 1933, as amended, which exempts transactions by an issuer not involving a public offering. The terms of conversion for the Debentures are set forth in the Form of 7% Senior Secured Convertible Debenture Due September 30, 2009 attached hereto as Exhibit 10.2, and the terms of exercise for the Warrants are set forth in the Form of Common Stock Purchase Warrant attached hereto as Exhibit 10.3.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         Information contained in Item 1.01 of this Form 8-K is hereby incorporated by reference.

Item 3.02 Unregistered Sales of Equity Securities.

         Information contained in Item 1.01 of this Form 8-K is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits.

         10.1 Securities Purchase Agreement, effective as of September 30, 2004, among Cubic Energy, Inc. and each purchaser identified on the signature pages thereto

         10.2     Form  of  7.0%  Senior  Secured   Convertible   Debenture  Due
                  September 30, 2009

         10.3     Form of Common Stock Purchase Warrant

         10.4 Registration Rights Agreement, effective as of September 30, 2004, among Cubic Energy, Inc. and the purchasers signatory thereto

         10.5 Deed of Trust, Security Agreement, Assignment of Production and Fixture Filing, effective as of September 30, 2004, from Cubic Energy, Inc. to Alex Montano, as Trustee, for the benefit of C. K. Cooper & Company, as Lender on behalf of Investors of 7% Senior Secured Convertible Debentures

         99.1     Press Release, dated October 6, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  October 11, 2004                      CUBIC ENERGY, INC.

                                                   By: /s/ Jon Stuart Ross
                                                      --------------------------
                                                      Jon Stuart Ross, Secretary